Exhibit 99.5

Certificate Swap Confirmation

Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-9425 Facsimile: 212-797-0779

Date:	June 29, 2007
To:	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY7C
Attn:	Matthew Sabino
Fax No:	212-815-6093
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Our Reference:	Global No. N639743N

Swap Transaction Confirmation

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“Party A” or “DBAG”) and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY7C (“Party B” or “Counterparty”).

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of June 29, 2007, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement.  Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of June 1, 2007, (the “PSA”) among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Notional Amount:	With respect to each Calculation Period, the Notional Amount as set forth in Appendix A attached hereto.
Trade Date:	June 22, 2007
Effective Date:	July 25, 2007
Termination Date:
June 25, 2012

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Floating Amounts
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month from and including August 25, 2007, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment shall be applicable. Each Floating Rate Payer Payment Date shall be one (1) Business Day prior to the related Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One Month
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Fixed Amounts
Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month from and including August 25, 2007, to and including the Termination Date, subject to No Adjustment.
Fixed Rate Payer Payment Dates:	The 25th day of each month from and including August 25, 2007, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.23% per annum
Fixed Rate Day Count Fraction:	30/360
Additional Payment:
Party B shall pay Party A the sum of USD 3,548,000 on June 29, 2007 subject to adjustment in accordance with the Following Business Day Convention; provided, however, that payment of the Additional Payment to Party A shall be made on behalf of Party B by Deutsche Bank Securities Inc.

Other Provisions
Business Days:	New York
Amendment to Section 2(c) of the Agreement:
Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date.  For avoidance of doubt, any payments pursuant to Section 6(e) of the Agreement in respect of this Transaction shall be subject to netting in accordance with the Agreement.

Procedural Terms
Account Details:
Payments to Party A:	Deutsche Bank Trust Company Americas, New York Acct# 01 473 969 Swift Code: BKTRUS33 Favor of: Deutsche Bank AG, New York

Payments to Party B:	The Bank of New York New York, NY ABA # 021-000-018 GLA # 111-565 For Further Credit: TAS A/C 540956 Attn: Matthew J. Sabino 212-815-6093 Fax: 212-815-3986

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH	For and on behalf of THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY7C
/s/ Chris Flannigan Name: Title: Date:	/s/ Michelle Penson Name: Michelle Penson Title: Vice President Date:
/s/ Diane Anderson Name: Title: Date:

Appendix A
Period Start Date	Period End Date	Notional Amount
7/25/2007	8/25/2007	603,481,897.58
8/25/2007	9/25/2007	596,360,830.67
9/25/2007	10/25/2007	588,650,772.25
10/25/2007	11/25/2007	580,367,619.78
11/25/2007	12/25/2007	571,529,155.31
12/25/2007	1/25/2008	562,154,995.35
1/25/2008	2/25/2008	552,266,530.43
2/25/2008	3/25/2008	541,886,854.46
3/25/2008	4/25/2008	531,040,684.32
4/25/2008	5/25/2008	519,754,269.62
5/25/2008	6/25/2008	508,055,293.26
6/25/2008	7/25/2008	495,972,763.10
7/25/2008	8/25/2008	484,177,322.13
8/25/2008	9/25/2008	472,662,153.63
9/25/2008	10/25/2008	461,420,602.63
10/25/2008	11/25/2008	450,446,172.10
11/25/2008	12/25/2008	439,732,519.19
12/25/2008	1/25/2009	429,273,451.60
1/25/2009	2/25/2009	419,062,923.96
2/25/2009	3/25/2009	409,095,034.41
3/25/2009	4/25/2009	399,364,021.14
4/25/2009	5/25/2009	389,864,259.08
5/25/2009	6/25/2009	380,590,256.67
6/25/2009	7/25/2009	371,536,652.71
7/25/2009	8/25/2009	362,698,213.20
8/25/2009	9/25/2009	354,069,828.39
9/25/2009	10/25/2009	345,646,509.82
10/25/2009	11/25/2009	337,423,387.41
11/25/2009	12/25/2009	329,395,706.67
12/25/2009	1/25/2010	321,558,825.98
1/25/2010	2/25/2010	313,908,213.87
2/25/2010	3/25/2010	306,439,446.44
3/25/2010	4/25/2010	299,148,204.81
4/25/2010	5/25/2010	292,030,272.58
5/25/2010	6/25/2010	285,081,533.46
6/25/2010	7/25/2010	278,297,968.86
7/25/2010	8/25/2010	271,660,335.01
8/25/2010	9/25/2010	265,180,748.66
9/25/2010	10/25/2010	258,855,451.29
10/25/2010	11/25/2010	252,680,773.70
11/25/2010	12/25/2010	246,653,133.85
12/25/2010	1/25/2011	240,769,034.80
1/25/2011	2/25/2011	235,025,062.71
2/25/2011	3/25/2011	229,417,884.84
3/25/2011	4/25/2011	223,944,247.65
4/25/2011	5/25/2011	218,600,974.91
5/25/2011	6/25/2011	213,384,965.84
6/25/2011	7/25/2011	208,293,193.36
7/25/2011	8/25/2011	203,322,890.11
8/25/2011	9/25/2011	198,470,974.74
9/25/2011	10/25/2011	193,734,631.18
10/25/2011	11/25/2011	189,111,110.24
11/25/2011	12/25/2011	184,597,728.11
12/25/2011	1/25/2012	180,191,864.70
1/25/2012	2/25/2012	175,890,962.24
2/25/2012	3/25/2012	171,692,523.69
3/25/2012	4/25/2012	167,594,111.40
4/25/2012	5/25/2012	163,593,345.63
5/25/2012	6/25/2012	159,687,903.19